Shareholders' capital	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
Shareholders' capital
Shareholders’ capital

(a)	Common shares
Number of common shares:

2018
Common shares, beginning of period	431,765,935
Public issuance	37,505,274
Conversion of convertible debentures	38,138
Issuance of shares under the dividend reinvestment plan	2,532,767
Exercise of share-based awards	352,800
Common shares, end of period	472,194,914

On April 24, 2018, APUC issued 37,505,274 common shares at $9.23 (C$11.85) per share pursuant to a public offering for gross proceeds of $346,324 (C$444,437).

(b)	Share-based compensation
During the six months ended June 30, 2018, the Board of Directors of APUC (the "Board") approved the grant of 1,166,717 options to executives of the Company. The options allow for the purchase of common shares at a weighted average price of C$12.80, the market price of the underlying common share at the date of grant. One-third of the options vest on each of December 31, 2018, 2019 and 2020. Options may be exercised up to eight years following the date of grant.
The following assumptions were used in determining the fair value of share options granted:

	2018
Risk-free interest rate	2.1%
Expected volatility	21%
Expected dividend yield	4.8%
Expected life	5.50 years
Weighted average grant date fair value per option	C$	1.41

10.	Shareholders’ capital (continued)

(b)	Share-based compensation (continued)
In March 2018, executives of the Company exercised 512,367 stock options at a weighted average exercise price of $10.29 in exchange for 86,354 common shares issued from treasury, and 426,013 options were settled at their cash value as payment for the exercise price and tax withholdings related to the exercise of the options.
In March 2018, 320,806 Performance Share Units ("PSUs") were granted to executives of the Company. The PSUs vest on January 1, 2021. In May 2018, 316,868 PSUs were granted to employees of the Company. The PSUs vest on January 1, 2021.
During the first quarter, the Company settled 256,977 PSUs in exchange for 133,569 common shares issued from treasury, and 123,408 PSUs were settled at their cash value as payment for tax withholdings related to the settlement of the PSUs.
The Company introduced a new bonus deferral restricted share units ("RSUs") program to certain of its employees. Eligible employees have the option to receive a portion or all of their annual bonus payment in RSUs in lieu of cash. The RSUs provide for settlement in shares, and therefore these options are accounted for as equity awards. The RSUs granted are 100% vested and therefore, compensation expense associated with RSUs is recognized immediately upon issuance. During the second quarter, 128,302 RSUs were granted to employees of the Company.
During the six months ended June 30, 2018, 43,249 Deferred Share Units (“DSUs”) were issued pursuant to the election of the Directors to defer a percentage of their Directors' fee in the form of DSUs.
For the three and six months ended June 30, 2018, APUC recorded $2,061 and $3,645 (2017 - $1,686 and $3,393) in total share-based compensation expense. The compensation expense is recorded as part of administrative expenses in the unaudited interim consolidated statements of operations. The portion of share-based compensation costs capitalized as cost of construction is insignificant.
As of June 30, 2018, total unrecognized compensation costs related to non-vested options and PSUs were $2,410 and $10,090, respectively, and are expected to be recognized over a period of 1.79 and 2.01 years, respectively.